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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                December 10, 2002


                                CABOT CORPORATION
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                  1-5667                 04-2271897
        ---------                 -------                ----------
     (State or other      (Commission File Number)      (IRS Employer
      jurisdiction                                   Identification No.)
    of incorporation)


         TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS 02210-2019
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                 (617) 345-0100
                                ---------------
              (Registrant's telephone number, including area code)


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Item 5. Other Events and Regulation FD Disclosure.

      On December 10, 2002, Cabot Corporation ("Cabot") issued a press release announcing that it has agreed to an extension of the term of the tantalum supply agreement between Cabot and KEMET Corporation and the related settlement of all claims in the litigation regarding the original supply agreement. The text of Cabot's News Release, dated December 10, 2002, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

   (c)  Exhibits

        The following exhibit is filed herewith:

        99.1  Text of Cabot Corporation News Release, dated December 10, 2002.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CABOT CORPORATION


                                     By: /s/ KENNETT F. BURNES
                                        ------------------------------------
                                        Kennett F. Burnes
                                        Chairman and Chief Executive Officer

Date:  December 10, 2002


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                                INDEX TO EXHIBIT

Exhibit
Number        Title
99.1          News Release of Cabot Corporation, dated December 10, 2002.


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